UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 4, 2007

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BROADCASTER, INC.

(Exact Name of Registrant as Specified in Its Charter)

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California	0-15949	94-2862863
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

9201 Oakdale Avenue, Suite 200

Chatsworth, CA 91311

(818) 206-9274

(Address and telephone number

of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On January 4, 2007, Broadcaster, Inc. (“Broadcaster”), AccessMedia Networks, Inc. (“AccessMedia”), Andrew Garoni, as Stockholders’ Representative, and the former stockholders of AccessMedia entered into an amendment to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), which modified the earnout payment provision of the Merger Agreement. The definition of revenue used to measure whether certain target revenue performance levels are met was amended to include the number of monthly unique visitors to Broadcaster’s website multiplied by one dollar ($1.00). This change is in line with Broadcaster’s recent change to its business as an Internet entertainment portal and de-emphasis of its subscription revenue model in favor of an advertising model.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number

Description

10.1

Amendment to Amended and Restated Agreement and Plan of Merger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCASTER, INC.

By:	/s/ MARTIN R. WADE, III
Chief Executive Officer

Date: January 10, 2007

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